EXHIBIT 99.3

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

                     PACIFIC TECHNOLOGY, INC. AND SUBSIDIARY

                     PRO FORMA COMBINED FINANCIAL STATEMENTS

     On April 22, 2004, we entered into a Share Exchange Agreement with Iempower, Inc. and its stockholders dated as of April 13, 2004 pursuant to which we agreed to acquire all the outstanding capital stock of Iempower. The Share Exchange will be accounted for as a reverse merger under the purchase method of accounting. Accordingly, Iempower, Inc. will be treated as the continuing entity for accounting purposes and the historical financial statements presented will be those of Iempower.

     The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2004 has been presented as if the acquisition had occurred on March 31, 2004. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2003 and for the three months ended March 31, 2004 have been presented as if the acquisition had occurred January 1, 2003.

     The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies' respective historical financial statements and notes included thereto. See "The Company's Financial Statements" and "Iempower's Financial Statements' in the Company's Information Statement on Schedule 14C dated June 14, 2004 and filed with the Securities and Exchange Commission on June 15, 2004 under "Financial and Other Information."

                         PACIFIC TECHNOLOGY, INC. AND SUBSIDIARY
                             (FORMERLY DR PROTEIN.COM, INC.)
                 UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                      MARCH 31, 2004


                                                               PACIFIC
                                                             TECHNOLOGIES,     IEMPOWER,                                    (1)
                                                                 INC.             INC.         NOTE     ADJUSTMENTS      PRO FORMA
                                                              -----------     -----------     ------    -----------     -----------
Current Assets:
  Cash and cash equivalents                                   $   126,839     $    16,810       A       $  (126,839)    $    16,810
  Accounts receivable - net                                        11,256              --       A           (11,256)             --
  Inventory                                                            24              --       A               (24)             --
  Prepaid expenses and other                                           --           2,001       A                --           2,001
                                                              -----------     -----------     ------    -----------     -----------

    Total Current Assets                                          138,119          18,811                  (138,119)         18,811

  Fixed assets, net of depreciation                                 2,583          10,026       A            (2,583)         10,026
                                                              -----------     -----------     ------    -----------     -----------

TOTAL ASSETS                                                  $   140,702     $    28,837               $  (140,702)    $    28,837
                                                              ===========     ===========     ======    ===========     ===========

                                         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
  Accounts payable and accrued expenses                       $    67,096     $    11,651       A       $   (67,096)    $    11,651
  Short term advances, convertible notes                          110,000          30,500       A          (110,000)         30,500
                                                              -----------     -----------     ------    -----------     -----------

      Total Current Liabilities                                   177,096          42,151                  (177,096)         42,151
                                                              -----------     -----------     ------    -----------     -----------

Stockholders' Equity (Deficit):
Preferred Stock, $.001 par value; 5,000,000 and 3,000,000
    shares authorized and 0; issued and outstanding                    --             900       A              (900)             --

Common Stock, $.001 par value; 50,000,000 and 22,100,000
    shares authorized and 12,925,000 and 15,250,000 issued
    and outstaning                                                 12,925          10,300       A            (7,975)         15,250

Additional paid-in capital                                         29,786         438,800                   (33,836)        434,750
Accumulated deficit                                               (79,105)       (463,314)                   79,105        (463,314)
                                                              -----------     -----------     ------    -----------     -----------

      TOTAL STOCKHOLDERS' (DEFICIT)                               (36,394)        (13,314)                   36,394         (13,314)
                                                              -----------     -----------     ------    -----------     -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $   140,702     $    28,837               $  (140,702)    $    28,837
                                                              ===========     ===========     ======    ===========     ===========


      (1)   Represents reverse merger showing Iempower, Inc. only.



              See notes to unaudited pro forma financial statements

                         PACIFIC TECHNOLOGY, INC. AND SUBSIDIARY
                             (FORMERLY DR PROTEIN.COM, INC.)
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                           FOR THE YEAR ENDED DECEMBER 31, 2003


                                                    PACIFIC
                                               TECHNOLOGIES, INC.    IEMPOWER, INC.   NOTE     ADJUSTMENTS      PRO FORMA
                                               ------------------   ---------------  ------   -------------   -------------
     OPERATING REVENUES
          Revenue                              $          189,551   $         2,406     A     $    (189,551)  $       2,406
                                               ------------------   ---------------                           -------------

     OPERATING EXPENSES
          Cost of sales                                   153,180                --     A          (153,180)             --
          General and administrative expenses              67,896            48,633     A           (67,896)         48,633
          Depreciation and amortization                       837             1,547     A              (837)          1,547
                                               ------------------   ---------------                           -------------
               TOTAL OPERATING EXPENSES                   221,913            50,180                                  50,180
                                               ------------------   ---------------                           -------------

     NET LOSS                                             (32,362)          (47,774)                                (47,774)

     OTHER LOSS
          Unrealized loss on investment                        --            (1,500)                                 (1,500)
                                               ------------------   ---------------                           -------------
                TOTAL OTHER LOSS                               --            (1,500)                                 (1,500)
                                               ------------------   ---------------                           -------------

     NET LOSS BEFORE PROVISION
       FOR INCOME TAXES                                   (32,362)          (49,274)                                (49,274)

           Provision for income taxes                          --                --                                      --
                                               ------------------   ---------------                           -------------

     NET LOSS APPLICABLE TO
        COMMON SHARES                          $          (32,362)  $       (49,274)                          $     (49,274)
                                               ==================   ===============                           =============

     NET LOSS PER BASIC AND
        DILUTED SHARES                         $           (0.003)  $        (0.005)                          $      (0.003)
                                               ==================   ===============                           =============

     WEIGHTED AVERAGE OF COMMON
        SHARES OUTSTANDING                             12,925,000        10,300,000                              15,250,000
                                               ==================   ===============                           =============


                  See notes to unaudited pro forma financial statements

                         PACIFIC TECHNOLOGY, INC. AND SUBSIDIARY
                             (FORMERLY DR PROTEIN.COM, INC.)
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE THREE MONTHS ENDED MARCH 31, 2004

                                                    PACIFIC
                                               TECHNOLOGIES, INC.     IEMPOWER, INC.    NOTE    ADJUSTMENTS     PRO FORMA
                                               ------------------   ----------------  ------  -------------   -------------
     OPERATING REVENUES
          Revenue                              $           26,194   $            932    A     $     (26,194)  $         932
                                               ------------------   ----------------                          -------------

     OPERATING EXPENSES
          Cost of sales                                    20,882                  -    A           (20,882)             --
          General and administrative expenses              35,638             20,270    A           (35,638)         20,270
          Depreciation and amortization                       279                468    A              (279)            468
                                               ------------------   ----------------                          -------------
               TOTAL OPERATING EXPENSES                    56,799             20,738                                 20,738
                                               ------------------   ----------------                          -------------

     NET LOSS                                             (30,605)           (19,806)                               (19,806)

     OTHER LOSS
          Unrealized loss on investment                        --             (1,500)                                (1,500)
                                               ------------------   ----------------                          -------------
                TOTAL OTHER LOSS                               --             (1,500)                                (1,500)
                                               ------------------   ----------------                          -------------

     NET LOSS BEFORE PROVISION
       FOR INCOME TAXES                                   (30,605)           (21,306)                               (21,306)

           Provision for income taxes                          --                  -                                     --
                                               ------------------   ----------------                          -------------

     NET LOSS APPLICABLE TO
        COMMON SHARES                          $          (30,605)  $        (21,306)                         $     (21,306)
                                               ==================   ================                          =============

     NET LOSS PER BASIC AND
        DILUTED SHARES                         $           (0.002)  $         (0.001)                         $      (0.001)
                                               ==================   ================                          =============

     WEIGHTED AVERAGE OF COMMON
        SHARES OUTSTANDING                             12,925,000         15,250,000                             15,250,000
                                               ==================   ================                          =============


                  See notes to unaudited pro forma financial statements


     Notes:

         A. To record the issuance of stock and recapitilization of the Company.